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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 25, 1998




                           WADE COOK FINANCIAL CORPORATION
                (Exact name of registrant as specified in its charter)


        NEVADA                     000-29342                    91-1772094
(State of Incorporation)     (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


                            14675 INTERURBAN AVENUE SOUTH
                                  SEATTLE, WA 98168
                       (Address of principal executive offices)


                                     206-901-3000
                 (Registrant's telephone number, including area code)


                             PROFIT FINANCIAL CORPORATION
            (Former name or former address, if changed since last report)



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ITEM 5.   Other Events.

     On February 25, 1998, the Board of Directors of Wade Cook Financial Corporation adopted a resolution authorizing the repurchase of up to one million shares of its common stock, par value $.01, over a six month period ending August 23, 1998. The repurchase transactions will be made in accordance with Rule 10b-18 of the Rules and Regulations of the Securities and Exchange Commission.


                                  INDEX TO EXHIBITS


EXHIBITS.

     None.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WADE COOK FINANCIAL CORPORATION




Date:                                   By: /s/ Wade B. Cook
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